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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      December 8, 1995
                                                ------------------------------



                            THE CLOTHESTIME, INC.
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            (Exact name of registrant as specified in its charter)



         Delaware                      0-12203                  33-0469138
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(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)          Identification No.)



5325 East Hunter Avenue, Anaheim, California                      92807
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  (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code        (714) 779-5881
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        (Former name or former address, if changed since last report)












                                         No. of Sequentially Numbered Pages:  7
                                         Exhibit Index on Page 4



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

        On December 8, 1995, The Clothestime, Inc. ("Clothestime") and five of its subsidiaries, Clothestime Stores, Inc., MRJ Industries, Inc., Clothestime Acquisition Corporation, Clothestime Investment, Inc. and Clothestime International, Inc. (collectively, the "Subsidiaries"), filed petitions in the United States Bankruptcy Court for the Central District of California, Santa Ana Division, Jointly Administered Case No. SA95-22533JW, assigned to Judge John J. Wilson, seeking reorganization under chapter 11 of the Federal Bankruptcy Code (the "Code"). Clothestime and the Subsidiaries are being operated as debtors-in-possession under the Code.

        A copy of the press release issued by Clothestime on December 8, 1995, reporting the chapter 11 filings and related mattters is filed as an Exhibit hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  EXHIBITS

         99. Text of Press Release dated December 8, 1995 re: Clothestime Files Chapter 11; Receives Commitment for up to $40 Million in Financing; Announces Multi-Faceted Profit-Improvement Program.


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE CLOTHESTIME, INC.,
                                           a Delaware corporation


Date: December 11, 1995                    By:  /s/ NORMAN ABRAMSON
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                                                    Norman Abramson
                                                    President and Chief
                                                    Operating Officer


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                                EXHIBIT INDEX


                                                             Sequentially
                                                               Numbered
Exhibit Number                 Description                       Page
--------------                 -----------                   ------------
      99           Press Release Re: Clothestime Files            5
                   Chapter 11; Receives Commitment for
                   up to $40 Million in Financing;
                   Announces Multi-Faceted Profit-
                   Improvement Program.

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